SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 2005 (August 30, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royal Centre One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 808-1540

3700 Mansell Road, Suite 220, Alpharetta, Georgia 30022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On August 30, 2005, Tri-S Security Corporation, a Georgia corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with the shareholders (the “Shareholders”) of The Cornwall Group, Inc., a Florida corporation (“Cornwall”), pursuant to which the Company has agreed to acquire all of the outstanding capital stock of Cornwall from the Shareholders (the “Acquisition”) for a purchase price of $13.75 million in cash. The closing of the Acquisition is subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement.

Cornwall, through its subsidiaries, is engaged in the business of providing a full range of security and investigative services, including armed and unarmed uniform guards, video and alarm monitoring, alarm installation, and GPS monitoring, to governmental and non-governmental clients principally in and around the greater metropolitan area of Miami, Florida.

The descriptions contained herein of the Acquisition and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 99.1 to this Current Report and incorporated herein by this reference.

Item 9.01                Financial Statements and Exhibits.

(a)               Financial Statements of Business Acquired. None.

(b)              Pro Forma Financial Information.  None.

(c)               Exhibits.

99.1         Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

99.2         Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and Berman Renert Vogl & Mandler, P.A.

99.3         Press release dated August 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

	By:	/s/ Robert K. Mills
Robert K. Mills, Chief Financial Officer

Dated: September 2, 2005

EXHIBIT INDEX

99.1         Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

99.2         Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and Berman Renert Vogl & Mandler, P.A.

99.3         Press release dated August 31, 2005.